Exhibit 10.4

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (including all exhibits hereto and as may be amended, supplemented or amended and restated from time to time in accordance with the terms hereof, this “Agreement”) is made and entered into as of [•], 2022 by and among Noble Finco Limited, a private limited company formed under the laws of England and Wales (the “Company”), and the Holders (as defined below) of Company Ordinary Shares (as defined below) listed on Schedule I hereto. The Company and the Holders are referred to herein collectively as the “Parties” and each, individually, a “Party.” Capitalized terms used herein have the meanings set forth in Section 1.

WITNESSETH:

WHEREAS, on the date hereof (the “Closing Date”), the Company has consummated the transactions contemplated by that certain Business Combination Agreement, dated as of November 10, 2021 (the “Business Combination Agreement”), by and among the Company, Noble Corporation, an exempted company incorporated in the Cayman Islands with limited liability (“Noble”), Noble Newco Sub Limited, a Cayman Islands exempted company and a direct, wholly owned subsidiary of the Company (“Merger Sub”), and The Drilling Company of 1972 A/S, a Danish public limited liability company (“Maersk Drilling”), pursuant to which, (i) Noble merged with and into Merger Sub, with Merger Sub continuing as the surviving entity and a wholly owned subsidiary of the Company, and (ii) (x) the Company completed a voluntary tender exchange offer to the shareholders of Maersk Drilling to exchange their shares in Maersk Drilling for Company Ordinary Shares and (y) if more than 90% of the issued and outstanding Maersk Drilling shares are acquired by the Company, the Company will redeem any shares in Maersk Drilling not exchanged in such offer (such transactions, collectively, the “Business Combination”);

WHEREAS, in connection with the Business Combination, the Company has issued Company Ordinary Shares to the Holders; and

WHEREAS, the Holders and the Company desire to enter into this Agreement to provide the Holders with certain rights relating to the registration of the resale of certain Registrable Securities (as defined below).

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, and intending to be legally bound, the Parties agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405.

“beneficially owned”, “beneficial ownership” and similar phrases have the same meanings as such terms have under Rule 13d-3 (or any successor rule then in effect) promulgated under the Exchange Act, except that in calculating the beneficial ownership of any Holder, such Holder shall be deemed to have beneficial ownership of all securities that such Holder has the right to acquire, whether such right is currently exercisable or is exercisable upon the occurrence of a subsequent event or passage of time.

“Board of Directors” means the board of directors or any committee thereof (or any comparable successor governing body) of the Company.

“Bought Deal” has the meaning set forth in Section 2(a)(v).

“Business Combination” has the meaning set forth in the Recitals.

“Business Combination Agreement” has the meaning set forth in the Recitals.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

“Capital Stock” means with respect to a corporation, any and all shares, interests or equivalents of capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and any and all options, warrants and other securities that at such time are convertible into, or exchangeable or exercisable for, any such shares, interests or equivalents (including, without limitation, any note or debt security convertible into or exchangeable for Company Ordinary Shares).

“Closing Date” has the meaning set forth in the Recitals.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Company” has the meaning set forth in the Preamble.

“Company Ordinary Shares” means the ordinary shares, each with a par value of $0.00001 per share, of the Company.

“Covered Notice” has the meaning set forth in Section 3(x).

“Demand Notice” has the meaning set forth in Section 2(b)(i).

“Demand Registration” has the meaning set forth in Section 2(b)(i).

“Demand Registration Statement” has the meaning set forth in Section 2(b)(i).

“Demand Request” has the meaning set forth in Section 2(b)(i).

“Due Diligence Information” has the meaning set forth in Section 3(p).

“Effectiveness Period” has the meaning set forth in Section 2(b)(iv).

“End of Suspension Notice” has the meaning set forth in Section 2(e).

“Equity Securities” has the meaning set forth in Section 5(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Existing Registration Rights Agreements” means (i) that certain Registration Rights Agreement, dated as of February 5, 2021, by and among Noble and the Noble shareholders party thereto, as amended by that certain Joinder and Assumption Agreement, dated as of the date hereof, by the Company, and (ii) that certain Registration Rights Agreement, dated as of April 15, 2021, by and among Noble and the Nectar shareholders party thereto, as amended by that certain Joinder and Assumption Agreement, dated as of the date hereof, by the Company.

“FINRA” means the Financial Industry Regulatory Authority or any successor regulatory authority agency.

“Form S-1 Shelf” has the meaning set forth in Section 2(a)(i).

“Form S-3 Shelf” has the meaning set forth in Section 2(a)(i).

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405.

“Holdback Period” has the meaning set forth in Section 5(b).

“Holder” and “Holder of Registrable Securities” means each Person that is party to this Agreement on the date hereof and any Person who hereafter becomes a party to this Agreement pursuant to Section 7(g) of this Agreement. A Person shall cease to be a Holder hereunder at such time as it ceases to beneficially own any Registrable Securities.

“Holder Indemnified Persons” has the meaning set forth in Section 6(a).

“Holders of a Majority of Included Registrable Securities” means Holders of a majority of the Registrable Securities included in a Demand Registration or an Underwritten Shelf Takedown, as applicable. For the avoidance of doubt, only Registrable Securities held by Persons who are party to this Agreement as of the date hereof or who thereafter execute a joinder in accordance with Section 7(g) shall be considered in calculating a majority of the Registrable Securities.

“Holders of a Majority of Registrable Securities” means Holders of a majority of the Registrable Securities. For the avoidance of doubt, only Registrable Securities held by Persons who are party to this Agreement as of the date hereof or who thereafter execute a joinder in accordance with Section 7(g) shall be considered in calculating a majority of the Registrable Securities.

“Indemnified Persons” has the meaning set forth in Section 6(b).

“indemnifying party” has the meaning set forth in Section 6(c).

“Issuer Free Writing Prospectus” means an “issuer free writing prospectus”, as defined in Rule 433, relating to an offer of the Registrable Securities.

“Lock-Up Agreement” has the meaning set forth in Section 5(a).

“Losses” has the meaning set forth in Section 6(a).

“Maersk Drilling” has the meaning set forth in the Recitals.

“Maximum Offering Size” has the meaning set forth in Section 2(a)(vi).

“Merger Sub” has the meaning set forth in the Recitals.

“National Securities Exchange” has the meaning set forth in the Existing Registration Rights Agreements.

“Noble” has the meaning set forth in the Recitals.

“Opt-Out Election” has the meaning set forth in Section 3(x).

“Other Registrable Securities” means (a) Company Ordinary Shares (including Company Ordinary Shares beneficially owned as a result of, or issuable upon, the conversion, exercise or exchange of any other Capital Stock), (b) any securities issued or issuable with respect to, on account of or in exchange for Company Ordinary Shares, whether by stock split, stock dividend, recapitalization, merger, consolidation or other reorganization, charter amendment or otherwise, (c) any options, warrants or other rights to acquire Company Ordinary Shares, and (d) any securities received as a dividend or distribution in respect of any of the securities described in clauses (a) and (b) above, in each case beneficially owned by any other Person who has rights to participate in the applicable offering of securities by the Company pursuant to a registration rights agreement or other similar arrangement (other than this Agreement) with the Company relating to the Company Ordinary Shares; provided that in the case of an Underwritten Shelf Takedown or an Underwritten Demand, Other Registrable Securities shall be limited to the securities of the class and series being offered in such Underwritten Shelf Takedown or Demand Registration.

“Parties” and “Party” have the meanings set forth in the Preamble.

“PDF” means portable document format (.pdf).

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, any government or governmental department or agency (or political subdivision thereof), or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

“Piggyback Eligible Holders” has the meaning set forth in Section 2(c)(i).

“Piggyback Notice” has the meaning set forth in Section 2(c)(i).

“Piggyback Offering” has the meaning set forth in Section 2(c)(i).

“Piggyback Registration” has the meaning set forth in Section 2(c)(i).

“Piggyback Request” has the meaning set forth in Section 2(c)(i).

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or known to the Company to be threatened.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), all amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

“Public Offering” means any sale or distribution to the public of Capital Stock of the Company pursuant to an offering registered under the Securities Act, whether by the Company, by Holders and/or by any other holders of the Company’s Capital Stock.

“Qualified Holder” means, on any date, one or more Holders who, together with their Affiliates, beneficially own in the aggregate at least 10% of the Company Ordinary Shares constituting those Registrable Securities issued on the date hereof.

“Questionnaire” has the meaning set forth in Section 2(a)(ii).

“Registrable Securities” means (a) the Company Ordinary Shares received by Holders pursuant to the Business Combination Agreement or Company Ordinary Shares otherwise acquired (including, for the avoidance of doubt, in the open market or other purchases) or held (or deemed to be held by) Holders that are on the date hereof or subsequently become Affiliates of the Company and (b) any securities issued or issuable with respect to, on account of or in exchange for the securities referred to in clause (a), whether by way of split, dividend, distribution, combination, recapitalization, merger, consolidation or other reorganization, charter amendment or otherwise (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a Holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected), in each case that are beneficially owned on or after the date hereof by the Holders and their Affiliates or any transferee or assignee of any Holder or its Affiliates after giving effect to a transfer made in compliance with Section 7(g), all of which securities are subject to the rights provided herein until such rights terminate pursuant to the provisions of this Agreement. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement registering such Registrable Securities under the Securities Act has been declared effective and such Registrable Securities have been sold, transferred or otherwise disposed of by the Holder thereof pursuant to such effective Registration Statement, (ii) such Registrable Securities are sold, transferred or otherwise disposed of pursuant to Rule 144 and such Registrable Securities are thereafter freely transferable by such recipient (without limitations on volume) without registration under the Securities Act, (iii) such Registrable Securities cease to be outstanding, or (iv) such Registrable Securities are eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1).

“Registration Expenses” means, without limitation, (i) all registration, qualification and filing fees and expenses (including fees and expenses (A) of the Commission or FINRA, (B) incurred in connection with the listing of the Registrable Securities on the Trading Market, and (C) in compliance with applicable state securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities as may be set forth in any underwriting agreement)); (ii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto (including expenses of printing certificates for the Company’s Registrable Securities and printing prospectuses); (iii) analyst or investor presentation or road show expenses of the Company; (iv) messenger, telephone and delivery expenses; (v) reasonable fees and disbursements of counsel (including any local counsel), auditors and accountants for the Company (including the expenses incurred in connection with “comfort letters” required by or incident to such performance and compliance); (vi) the reasonable fees and disbursements of underwriters to the extent customarily paid by issuers or sellers of securities (including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel)) that is required to be retained in accordance with the rules and regulations of FINRA and the other reasonable fees and disbursements of underwriters (including reasonable fees and disbursements of counsel for the underwriters) in connection with any FINRA qualification; (vii) fees and expenses of any special experts retained by the Company; (viii) Securities Act liability insurance, if the Company so desires such insurance; (ix) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies; (x) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties); and (xi) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering. In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), the expense of any annual audit and any underwriting fees, discounts, selling commissions and stock transfer taxes and related legal and other fees applicable to securities sold by the Company and in respect of which proceeds are received by the Company.

“Registration Statement” means any registration statement of the Company filed with or to be filed with the Commission under the Securities Act and other applicable law, including an Automatic Shelf Registration Statement, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Related Party” has the meaning set forth in Section 7(q).

“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, limited partners, general partners, shareholders, subsidiaries, managed accounts or funds, managers, management company, investment manager, affiliates, principals, employees, agents, investment bankers, attorneys, accountants, advisors, consultants, fund advisors, financial advisor and other professionals of such Person, in each case, in such capacity, serving on or after the date of this Agreement.

“road show” has the meaning set forth in Section 6(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 433” means Rule 433 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting fees, discounts, brokerage fees, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and related legal and other fees (including, without limitation, fees and disbursements of counsel) of a Holder, other than those listed in the definition of Registration Expenses or those payable by the Company in accordance with the Clause 7.21 of the Business Combination Agreement.

“Shelf Period” has the meaning set forth in Section 2(a)(i).

“Shelf Registrable Securities” has the meaning set forth in Section 2(a)(v).

“Shelf Registration” means the registration of an offering of Registrable Securities on a Form S-1 Shelf or a Form S-3 Shelf (or the then appropriate form), as applicable, on a delayed or continuous basis under Rule 415, pursuant to Section 2(a)(i).

“Shelf Registration Statement” has the meaning set forth in Section 2(a)(i).

“Shelf Takedown Notice” has the meaning set forth in Section 2(a)(v).

“Shelf Takedown Request” has the meaning set forth in Section 2(a)(v).

“Subsidiary” means, when used with respect to any Person, any corporation or other entity, whether incorporated or unincorporated, (a) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership) or (b) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or other governing body performing similar functions with respect to such corporation or other entity is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

“Suspension Event” has the meaning set forth in Section 2(e).

“Suspension Notice” has the meaning set forth in Section 2(e).

“Suspension Period” has the meaning set forth in Section 2(e).

“Trading Market” means the principal National Securities Exchange in the United States on which Registrable Securities are (or are to be) listed.

“Underwritten Demand” means a Demand Registration conducted as an underwritten Public Offering.

“Underwritten Shelf Takedown” has the meaning set forth in Section 2(a)(iv).

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

2. Registration.

(a) Shelf Registration.

(i) Filing of Shelf Registration Statement. As promptly as practicable after the Closing Date, and in any event within thirty (30) days following the Closing Date if the Company is then eligible to use Form S-3 or sixty (60) days following the Closing Date if the Company is not then eligible to use Form S-3, the Company shall file a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”) or Form S-1 (the “Form S-1 Shelf” and,

together with the Form S-3 Shelf, the “Shelf Registration Statement”), as applicable, covering the resale of all Registrable Securities beneficially owned as of the date of filing such Shelf Registration Statement by the Holders on a delayed or continuous basis. If the Company files a Form S-1 Shelf, then as soon as reasonably practicable after the Company becomes eligible to use Form S-3 with respect to the registration of the Registrable Securities, the Company shall convert the Form S-1 Shelf to a Form S-3 Shelf (or other appropriate short form registration statement then permitted by the Commission’s rules and regulations) covering the resale of all Registrable Securities beneficially owned as of the date of filing such Shelf Registration Statement by the Holders (which shall be an Automatic Shelf Registration Statement if the Company is a WKSI and otherwise eligible to use such Automatic Shelf Registration Statement). Subject to the terms of this Agreement, including any applicable Suspension Period, the Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable following the filing of the Shelf Registration Statement. The Company shall use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement cease to be Registrable Securities, including, to the extent a Form S-1 Shelf is converted to a Form S-3 Shelf and the Company thereafter becomes ineligible to use Form S-3, by using commercially reasonable efforts to file a Form S-1 Shelf or other appropriate form specified by the Commission’s rules and regulations as promptly as reasonably practicable after the date of such ineligibility and using its commercially reasonable efforts to have such Shelf Registration Statement declared effective as promptly as reasonably practicable after the filing thereof (the period during which the Company is required to keep the Shelf Registration Statement continuously effective under the Securities Act in accordance with this clause (i), the “Shelf Period”). For so long as any Registrable Securities covered by any Form S-1 Shelf remain unsold, the Company will file any supplements to the Prospectus or post-effective amendments required to be filed by applicable law in order to incorporate or include into such Prospectus any Current Reports on Form 8-K necessary or required to be filed by applicable law, any Quarterly Reports on Form 10-Q or any Annual Reports on Form 10-K filed by the Company with the Commission, or any other information necessary so that (x) such Form S-1 Shelf shall not include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein not misleading, and (y) the Company complies with its obligations under Item 512(a)(1) of Regulation S-K. The Company shall promptly notify the Holders named in the Shelf Registration Statement via e-mail to the addresses set forth on Schedule I hereof of the effectiveness of a Shelf Registration Statement. The Company shall file a final Prospectus in respect of such Shelf Registration Statement with the Commission to the extent required by Rule 424. The “Plan of Distribution” section of such Shelf Registration Statement shall include a plan of distribution, which includes the means of distribution substantially in the form set forth in Exhibit B hereto.

(ii) Holder Information. Notwithstanding any other provision hereof, no Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder, and the Holder furnishes to the Company a fully completed notice and questionnaire in a reasonable and customary form provided by counsel to the Company (the “Questionnaire”) and such other information in writing as the Company may reasonably request in writing for use in connection with the Shelf Registration Statement or Prospectus included therein and in any application to be filed with or under state securities laws. In order to be named as a selling shareholder in the Shelf Registration Statement at the time it is first made available for use, a Holder must furnish the completed Questionnaire and such other information that the Company may reasonably request in writing, if any, to the Company in writing no later than the fifth (5th) Business Day prior to the targeted initial filing date; provided that any holder providing a completed Questionnaire within that time period may provide updated information regarding such Holder’s beneficial ownership and the number of Registrable Securities requested to be included up to the fifth (5th) Business Day prior to the effective date of the Shelf Registration Statement. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company as promptly as practicable all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

(iii) Supplements. From and after the effective date of the Shelf Registration Statement, upon receipt of a completed Questionnaire and such other information that the Company may reasonably request in writing, if any, the Company will use its commercially reasonable efforts to file as promptly as reasonably practicable, but in any event on or prior to the tenth (10th) Business Day after receipt of such information (or, if a Suspension Period is then in effect or initiated within five (5) Business Days following the date of receipt of such information, the tenth (10th) Business Day following the end of such Suspension Period) either (i) if then permitted by the Securities Act or the rules and regulations thereunder (or then-current Commission interpretations thereof), a supplement to the Prospectus contained in the Shelf Registration Statement naming such Holder as a selling shareholder and containing such other information as necessary to permit such Holder to deliver the Prospectus to purchasers of the Holder’s Registrable Securities, or (ii) if it is not then permitted under the Securities Act or the rules and regulations thereunder (or then-current Commission interpretations thereof) to name such Holder as a selling shareholder in a supplement to the Prospectus, a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement as necessary for such Holder to be named as a selling shareholder in the Prospectus contained therein to permit such Holder to deliver the Prospectus to purchasers of the Holder’s Registrable Securities (subject, in the case of either clause (i) or clause (ii), to the Company’s right to delay filing or suspend the use of the Shelf Registration Statement as described in Section 2(e) hereof). If the Company is not eligible to add additional selling shareholders by means of a prospectus supplement, notwithstanding the foregoing, the Company shall not be required to file more than one (1) post-effective amendment or additional Shelf Registration Statements in any fiscal quarter for all Holders pursuant to this Section 2(a)(iii); provided that the foregoing limitation shall not apply if the Registrable Securities to be added represent beneficial ownership of more than $10 million of the Company Ordinary Shares (as determined in good faith by the Company to the extent the Company Ordinary Shares are not then listed on a National Securities Exchange). If the Company is eligible to add additional selling shareholders by means of a prospectus supplement, notwithstanding the foregoing, the Company shall not be required to file more than two (2) prospectus supplements for all Holders pursuant to this Section 2(a)(iii) in any fiscal quarter; provided that the foregoing limitation shall not apply if the Registrable Securities to be added represent beneficial ownership of more than $10 million of the Company Ordinary Shares (as determined in good faith by the Company to the extent the Company Ordinary Shares are not then listed on a National Securities Exchange).

(iv) Underwritten Shelf Takedown. At any time during the Shelf Period (subject to any Suspension Period), any one or more Holders of Registrable Securities may request to sell all or any portion of their Registrable Securities in an underwritten Public Offering that is registered pursuant to the Shelf Registration Statement (each, an “Underwritten Shelf Takedown”); provided, that, and subject to Section 2(a)(vii) below, the Company shall not be obligated to effect (x) an Underwritten Shelf Takedown for any Registrable Securities other than Company Ordinary Shares; (y) more than four (4) Underwritten Shelf Takedowns (together with any Demand Registrations) in aggregate; or (z) any Underwritten Shelf Takedown if the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be sold in such Underwritten Shelf Takedown, in the good faith judgment of the managing underwriter(s) therefor, is less than $20,000,000 as of the date the Company receives a Shelf Takedown Request.

(v) Notice of Underwritten Shelf Takedown. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company (the “Shelf Takedown Request”). In addition to providing the information required pursuant to Section 2(d) of this Agreement, each Shelf Takedown Request shall specify the approximate number of Company Ordinary Shares to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. Subject to Section 2(e) below, after receipt of any Shelf Takedown Request, the Company shall give written notice (the “Shelf Takedown Notice”) of such requested Underwritten Shelf Takedown (which notice shall state the material terms of such proposed Underwritten Shelf Takedown, to the extent known) to all other Holders of Registrable Securities that have Registrable Securities registered for sale under a Shelf Registration Statement (“Shelf Registrable Securities”). Such notice shall be given not more than ten (10) Business Days and not less than five (5) Business Days, in each case prior to the expected date of commencement of marketing efforts for such Underwritten Shelf Takedown. Subject to Section 2(a)(vi), the Company shall include in such Underwritten Shelf Takedown all Shelf Registrable Securities that are Company Ordinary Shares with respect to which the Company has received written requests for inclusion therein within (x) in the case of a “bought deal” or “overnight transaction” (a “Bought Deal”), two (2) Business Days; or (y) in the case any other Underwritten Shelf Takedown, five (5) Business Days, in each case after the giving of the Shelf Takedown Notice. For the avoidance of doubt, the Company shall not be required to provide a Shelf Takedown Notice with respect to a Public Offering utilizing a Shelf Registration Statement other than an Underwritten Shelf Takedown, and Holders shall not have rights to participate therein under this Section 2(a)(v).

(vi) Priority of Registrable Securities. If the managing underwriters for such Underwritten Shelf Takedown advise the Company and the Holders of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown that in their reasonable view the number of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown exceeds the number of Shelf Registrable Securities which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a Majority of Included Registrable Securities requested to be included in the Underwritten Shelf Takedown (the “Maximum Offering Size”), then the Company shall promptly give written notice to all Holders of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown of such Maximum Offering Size, and shall include in such Underwritten Shelf Takedown the number of Shelf Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, the Shelf Registrable Securities requested to be included in such Underwritten Shelf Takedown by the Holders of such Shelf Registrable Securities, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Holders on the basis of the number of Shelf Registrable Securities requested to be included therein by each such Holder, (B) second, any securities proposed to be offered by the Company and (C) third, Other Registrable Securities requested to be included in such Underwritten Shelf Takedown to the extent permitted hereunder, allocated, if necessary for the offering not to exceed the Maximum Offering Size, in priority as may be determined by the Company and the holders of such Other Registrable Securities.

(vii) Restrictions on Timing of Underwritten Shelf Takedowns. The Company shall not be obligated to effect an Underwritten Shelf Takedown (A) within ninety (90) days (or such longer period specified in any applicable lock-up agreement entered into with underwriters) after the “pricing” of a previous Underwritten Shelf Takedown or Demand Registration, the “pricing” of a Company-initiated Public Offering or the “pricing” of an “Underwritten Shelf Takedown” or “Demand Registration” (pursuant to, and as such terms are defined in, the Existing Registration Rights Agreements) or (B) within sixty (60) days prior to the Company’s good faith estimate of the date of filing of a Company-initiated registration statement.

(viii) Selection of Bankers and Counsel. The Holders of a Majority of Included Registrable Securities requested to be included in an Underwritten Shelf Takedown shall have the right to: (A) select the investment banker(s) and manager(s) to administer the offering (which shall consist of one (1) or more reputable nationally recognized investment banks, subject to the Company’s approval (which shall not be unreasonably withheld, conditioned or delayed)) and one (1) firm of legal counsel to represent all of the Holders (along with one (1) local counsel, to the extent reasonably necessary, for any applicable jurisdiction), in connection with such Underwritten Shelf Takedown, and (B) determine the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees for the Registrable Securities included in such Underwritten Shelf Takedown; provided that the Company shall select such investment banker(s), manager(s) and counsel (including local counsel) if such Holders of a Majority of Included Registrable Securities cannot so agree on the same within a reasonable time period.

(ix) Withdrawal from Registration. Any Holder whose Registrable Securities were to be included in any such registration pursuant to Section 2(a) may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder or Holders to include Registrable Securities in any future registration (or registrations), by written notice to the Company delivered prior to the “pricing” date of the relevant Underwritten Shelf Takedown; provided, however, that upon withdrawal by a majority-in-interest of the Holders whose Registrable Securities were to be included in any registration pursuant to Section 2(a), the Company shall be permitted to terminate such Underwritten Shelf Takedown and the request for such registration shall constitute a request for an Underwritten Shelf Takedown for purposes of Section 2(a)(iv), unless the withdrawing Holder or Holders reimburse the Company for all Registration Expenses with respect to such Underwritten Shelf Takedown (if there is more than one withdrawing Holder, the reimbursement amount shall be allocated among such Holders on a pro rata basis based on the respective number of Registrable Securities that each withdrawing Holder had requested be included in such Underwritten Shelf Takedown relative to the other withdrawing Holders).

(x) WKSI Filing. Upon the Company first becoming a WKSI and otherwise being eligible to use an Automatic Shelf Registration Statement for such purposes, if requested by a Qualified Holder with securities registered on an existing Shelf Registration Statement, the Company will convert such existing Shelf Registration Statement to an Automatic Shelf Registration Statement.

(b) Demand Registration.

(i) If the Company (i) is in violation of its obligation to file a Shelf Registration Statement pursuant to Section 2(a) or (ii) following the effectiveness of the Shelf Registration Statement contemplated by Section 2(a), thereafter ceases to have an effective Shelf Registration Statement during the Shelf Period (other than during any Suspension Period), subject to the terms and conditions of this Agreement (including Section 2(b)(iii)), upon written notice to the Company (a “Demand Request”) delivered by a Qualified Holder requesting that the Company effect the registration (a “Demand Registration”) under the Securities Act of any or all of the Registrable Securities beneficially owned by such Qualified Holder, the Company shall give a notice of the receipt of such Demand Request (a “Demand Notice”) to all other Holders of Registrable Securities (which notice shall state the material terms of such proposed Demand Registration, to the extent known). Such Demand Notice shall be given not more than ten (10) Business Days and not less than five (5) Business Days, in each case prior to the expected date of the public filing of the registration statement (the “Demand Registration Statement”) for such Demand Registration. Subject to the provisions of Section 2(a)(iv) through (vii) and Section 2(e) below, the Company shall include in such Demand Registration all Registrable Securities that are Company Ordinary Shares with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the later of the Company (i) the giving the Demand Notice and (ii) five (5) Business Days prior to the actual public filing of the Demand Registration Statement. Nothing in this Section 2(b) shall relieve the Company of its obligations under Section 2(a).

(ii) Demand Registration Using Form S-3. The Company shall effect any requested Demand Registration using a Registration Statement on Form S-3 whenever the Company is a WKSI, and is otherwise eligible to use an Automatic Shelf Registration Statement.

(iii) Limitations on Demand Registration. The Company shall not be required to effect more than four (4) Demand Requests (together with any Underwritten Shelf Takedowns) in the aggregate. The Company shall not be obligated to effect a Demand Registration (A) within ninety (90) days (or such longer period specified in any applicable lock-up agreement entered into with underwriters) after the “pricing” of a previous Demand Registration or Underwritten Shelf Takedown, the “pricing” of a Company-initiated Public Offering or the “pricing” of a previous “Demand Registration” or “Underwritten Shelf Takedown” (pursuant to and as defined, in the Existing Registration Rights Agreements) or (B) within sixty (60) days prior to the Company’s good faith estimate of the date of filing of a Company-initiated registration statement. In addition, the Company shall not be required to effect an Underwritten Demand if the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be registered in such Underwritten Demand, in the good faith judgment of the managing underwriter(s) therefor, is less than the lesser of (x) $20,000,000 and (y) such amount as would enable all remaining Registrable Securities to be included in such Underwritten Demand, in each case as of the date the Company receives a written request for an Underwritten Demand.

(iv) Effectiveness of Demand Registration Statement. The Company shall use its commercially reasonable efforts to have the Demand Registration Statement declared effective by the Commission as promptly as practicable after filing and keep the Demand Registration Statement continuously effective under the Securities Act for the period of time necessary for the underwriters or Holders to sell all the Registrable Securities covered by such Demand Registration Statement or such shorter period which will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold pursuant thereto (including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the Demand Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Demand Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Demand Registration Statement or by the Securities Act, any state securities or “blue sky” laws, or any other rules and regulations thereunder) (the “Effectiveness Period”). A Demand Registration shall not be deemed to have occurred (A) if the Registration Statement is withdrawn without becoming effective, (B) if the Registration Statement does not remain effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of the Registrable Securities covered by such Registration Statement for the Effectiveness Period, (C) if, after it has become effective, such Registration Statement is subject to any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court for any reason other than a violation of applicable law solely by any selling Holder and has not thereafter become effective, (D) in the event of an Underwritten Demand, if the conditions to closing specified in the underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some act or omission by a Qualified Holder, or (E) if the number of Registrable Securities included on the applicable Registration Statement is reduced in accordance with Section 2(b)(v) such that less than 66 2/3% of the Registrable Securities of the Holders of Registrable Securities who sought to be included in such registration are so included in such Registration Statement.

(v) Priority of Registration. Notwithstanding any other provision of this Section 2(b), if (A) a Demand Registration is an Underwritten Demand and (B) the managing underwriters advise the Company that in their reasonable view, the number of Registrable Securities proposed to be included in such offering (including Registrable Securities requested by Holders to be included in such Public Offering and any securities that the Company or any other Person proposes to be included that are Other Registrable Securities) exceeds the Maximum Offering Size, then the Company shall so advise the Holders with Registrable Securities proposed to be included in such Underwritten Demand, and shall include in such offering the number of Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, the Registrable Securities requested to be included in such Underwritten Demand by the Holders, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder, (B) second, any securities proposed to be offered by the Company and (C) third, Other Registrable Securities requested to be included in such underwritten Public Offering to the extent permitted hereunder, allocated, if necessary for the offering not to exceed the Maximum Offering Size, in priority as may be determined by the Company and the holders of such Other Registrable Securities. For purposes of this Section 2(b)(v), the pro rata portion of Registrable Securities of each participating Holder shall be the product of (i) the total number of Registrable Securities which the managing underwriter agrees to include in the public offering and (ii) the ratio which such participating Holder’s total Registrable Securities bears to the total number of Registrable Securities of all participating Holders to be included in such Registration Statement.

(vi) Underwritten Demand. The determination of whether any Public Offering of Registrable Securities pursuant to a Demand Registration will be an Underwritten Demand shall be made in the sole discretion of the Holders of a Majority of Included Registrable Securities included in such Demand Registration, and such Holders of a Majority of Included Registrable Securities included in such Underwritten Demand shall have the right to (A) determine the plan of distribution, the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees and other financial terms, and (B) select the investment banker(s) and manager(s) to administer the offering (which shall consist of one (1) or more reputable nationally recognized investment banks, subject to the Company’s approval (which shall not be unreasonably withheld, conditioned or delayed)) and one (1) firm of legal counsel to represent all of the Holders (along with one (1) local counsel, to the extent reasonably necessary, for any applicable jurisdiction), in connection with such Demand Registration; provided that the Company shall select such investment banker(s), manager(s) and counsel (including local counsel) if the Holders of a Majority of Included Registrable Securities cannot so agree on the same within a reasonable time period.

(vii) Withdrawal of Registrable Securities. Any Holder whose Registrable Securities were to be included in any such registration pursuant to Section 2(b) may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder to include Registrable Securities in any future registration (or registrations), by written notice to the Company delivered on or prior to the effective date of the relevant Demand Registration Statement; provided, however, that upon withdrawal by a majority-in-interest of the Holders whose Registrable Securities were to be included in any registration pursuant to Section 2(b), the Company shall be permitted to terminate such Underwritten Demand and the request for such registration shall constitute a Demand Request for purposes of Section 2(b)(iii), unless the withdrawing Holder or Holders reimburse the Company for all Registration Expenses with respect to such Underwritten Demand (if there is more than one withdrawing Holder, the reimbursement amount shall be allocated among such Holders on a pro rata basis based on the respective number of Registrable Securities that each withdrawing Holder had requested be included in such Underwritten Demand relative to the other withdrawing Holders).

(c) Piggyback Registration.

(i) Registration Statement on behalf of the Company. Subject to the terms and conditions set forth in this Agreement, if at any time the Company proposes to file a Registration Statement or conduct an Underwritten Shelf Takedown (other than a Shelf Registration pursuant to Section 2(a) or a Demand Registration pursuant to Section 2(b)) in connection with an underwritten Public Offering of Capital Stock (other than registrations on Form

S-8 or Form S-4) (a “Piggyback Offering”), and the registration form to be used may be used for the registration of Registrable Securities, the Company shall give prompt written notice (the “Piggyback Notice”) to all Holders (collectively, the “Piggyback Eligible Holders”) of the Company’s intention to conduct such underwritten Public Offering; provided that, in the case of an Underwritten Shelf Takedown from an existing effective shelf registration statement, the Company shall not be required to provide a Piggyback Notice or include any Registrable Securities in such Public Offering unless either (i) such registration statement with respect to which the Company is conducting an Underwritten Shelf Takedown may be used for the registration and offering of Registrable Securities without the need to file a post-effective amendment thereto, (ii) the Company is eligible to file an automatically effective registration statement or automatically effective post-effective amendment or (iii) if the Company is not eligible to file an automatically effective registration statement or automatically effective post-effective amendment, the need to file any such post-effective amendment or new registration statement would not reasonably be expected to have a material adverse effect on the timing of the Company’s primary offering, in the good faith determination of the Company’s Board of Directors. The Piggyback Notice shall be given, (i) in the case of a Piggyback Offering that is an Underwritten Shelf Takedown, not earlier than ten (10) Business Days and not less than five (5) Business Days, in each case under this clause (i), prior to the expected date of commencement of marketing efforts for such Underwritten Shelf Takedown; or (ii) in the case of any other Piggyback Registration, not less than five (5) Business Days after the public filing of such Registration Statement. The Piggyback Notice shall offer the Piggyback Eligible Holders the opportunity to include for registration in such Piggyback Offering the number of Registrable Securities of the same class and series as those proposed to be registered as they may request, subject to Section 2(c)(ii) (a “Piggyback Registration”). Subject to Section 2(c)(ii), the Company shall include in each such Piggyback Offering such Registrable Securities constituting Company Ordinary Shares for which the Company has received written requests (each, a “Piggyback Request”) for inclusion therein from Piggyback Eligible Holders within (x) in the case of a Bought Deal, two (2) Business Days; (y) in the case any other Underwritten Shelf Takedown, three (3) Business Days; or (z) otherwise, five (5) Business Days, in each case after the date of the Company’s notice; provided that the Company may not commence marketing efforts for such Public Offering until such periods have elapsed and the inclusion of all such securities so requested, subject to Section 2(c)(ii). If a Piggyback Eligible Holder decides not to include all of its Registrable Securities in any Piggyback Offering thereafter filed by the Company, such Piggyback Eligible Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Piggyback Offerings or Registration Statements as may be filed by the Company with respect to offerings of Registrable Securities, all upon the terms and conditions set forth herein. The Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register pursuant to the Piggyback Requests, to the extent required to permit the disposition of the Registrable Securities so requested to be registered.

(ii) Priority of Registration. If the managing underwriter or managing underwriters of such Piggyback Offering (as selected pursuant to Section 2(c)(iv)) advise the Company and the Piggyback Eligible Holders that, in their reasonable view the amount of securities requested to be included in such registration (including Registrable Securities requested by the Piggyback Eligible Holders to be included in such offering and any securities that the Company or any other Person proposes to be included that are not Registrable Securities) exceeds the Maximum Offering Size (which, for the purposes of a Piggyback Registration relating to a primary offering of the Company’s Capital Stock, shall be within a price range acceptable to the Company), then the Company shall so advise all Piggyback Eligible Holders with Registrable Securities proposed to be included in such Piggyback Registration, and shall include in such offering the number which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, (x) if the Piggyback Registration includes a primary offering of the Company’s Capital Stock, such securities that the Company proposes to sell up to the Maximum Offering Size, or (y) if the Piggyback Registration is an offering at the demand of the holders of Other Registrable Securities, the securities that such holders propose to sell and thereafter any securities proposed to be offered by the Company, in each case up to the Maximum Offering Size, and (B) second, the Company Ordinary Shares constituting Registrable Securities or Other Registrable Securities requested to be included in such Piggyback Registration by each Piggyback Eligible Holder and any holder of Other Registrable Securities with rights to participate in such offering, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata on the basis of the amount of Company Ordinary Shares or other Capital Stock constituting Registrable Securities and Other Registrable Securities requested in aggregate to be included therein. For purposes of Section 2(c)(ii)(B), the pro rata portion of Registrable Securities of each participating Holder shall be the product of (i) the total number of Registrable Securities which the managing underwriter agrees to include in the Public Offering and (ii) the ratio which such participating Holder’s total Registrable Securities bears to the total number of Registrable Securities of all participating Holders to be included in such Registration Statement. All Piggyback Eligible Holders requesting to be included in the Piggyback Registration must sell their Registrable Securities to the underwriters selected as provided in Section 2(c)(iv) on the same terms and conditions as apply to the Company.

(iii) Withdrawal from Registration. The Company shall have the right to terminate, withdraw or postpone any registration initiated by it under this Section 2(c), whether or not any Piggyback Eligible Holder has elected to include Registrable Securities in such Registration Statement, in its sole discretion; provided, however, that any such termination, withdrawal or postponement shall not prejudice the right of the Holders to request that such registration be effected as a registration under Section 2(b) to the extent permitted thereunder and subject to the terms set forth therein. The Registration Expenses of such terminated, withdrawn or postponed registration shall be borne by the Company in accordance with Section 4 hereof. Any Holder that has elected to include Registrable Securities in a Piggyback Offering may elect to withdraw such Holder’s Registrable Securities at any time prior to the Business Day prior to the execution of the underwriting agreement entered into in connection therewith.

(iv) Selection of Bankers and Counsel. If a Piggyback Registration pursuant to this Section 2(c) involves an underwritten Public Offering, the Company shall have the right to (A) determine the plan of distribution, including the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees and (B) select the investment banker or bankers and managers to administer the Public Offering, including the lead managing underwriter or underwriters, each of which shall be a nationally recognized investment bank. Holders of a Majority of Included Registrable Securities included in such underwritten Public Offering shall have the right to select one (1) firm of legal counsel to represent all of the Holders (along with one (1) local counsel, to the extent reasonably necessary, for any applicable jurisdiction), in connection with such Piggyback Registration; provided that the Company shall select such counsel (including local counsel) if the Holders of a Majority of Included Registrable Securities cannot so agree on the same within a reasonable time period.

(v) Effect of Piggyback Registration. No registration effected under this Section 2(c) shall relieve the Company of its obligations to effect any registration of the offer and sale of Registrable Securities upon request under Section 2(a) or Section 2(b) hereof, and no registration effected pursuant to this Section 2(c) shall be deemed to have been effected pursuant to Section 2(a) or Section 2(b) hereof.

(d) Notice Requirements. Any Demand Request, Piggyback Request or Shelf Takedown Request shall (i) specify the maximum number or class or series of Registrable Securities intended to be offered and sold by the Holder making the request, (ii) express such Holder’s bona fide intent to offer up to such maximum number of Registrable Securities for distribution, (iii) describe the nature or method of the proposed offer and sale of Registrable Securities (to the extent applicable), and (iv) contain the undertaking of such Holder to provide all such information and materials and take all action as may reasonably be required in order to permit the Company to comply with all applicable requirements in connection with the registration of such Registrable Securities.

(e) Suspension Period. Notwithstanding any other provision of this Section 2, the Company shall have the right but not the obligation to defer the filing of (but not the reasonable preparation of), or suspend the use by the Holders of, any Demand Registration or Shelf Registration (whether prior to or after receipt by the Company of a Shelf Takedown Request or Demand Request) if the Company determines in good faith, after consultation with its external legal counsel expert in such matters, that: (i) such registration or offering would require the disclosure, under applicable securities laws and other laws, of material nonpublic information that would not otherwise be required to be disclosed at that time and the Company believes in good faith that such disclosures at that time would materially affect the Company in an adverse manner; provided that the exception in clause (i) shall continue to apply only during the time in which such material nonpublic information has not been disclosed and remains material; (ii) such registration or offering would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of the Company’s subsidiaries to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material plan or proposal of a significant financing, acquisition, disposition, merger, corporate reorganization, securities offering, segment reclassification or discontinuation of operations or other material transaction or any negotiations or discussions with respect thereto involving the Company or any of the Company’s subsidiaries; or (iii) such registration or offering would render the Company unable to comply with requirements under the Securities Act or the Exchange Act; provided that the period of any delay or suspension under exceptions (i), (ii), and (iii) shall not exceed a period of seventy-five (75) days and any such delays or extensions shall not in aggregate exceed one hundred-five (105) days in any twelve (12) month period (any such period, a “Suspension Period”, and any event triggering any such delay or suspension, a “Suspension Event”); provided, however, that in such event, a Qualified Holder will be entitled to withdraw any request for a Demand Registration or an Underwritten Shelf Takedown and, if such request is withdrawn, such Demand Registration or Underwritten Shelf Takedown will not count as a Demand Registration or an Underwritten Shelf Takedown and the Company will pay all Registration Expenses in connection with such registration, regardless of whether such registration is effected. The Company shall promptly give written notice to the Holders of Registrable Securities registered under or pursuant to any Shelf Registration Statement or any Demand Registration with respect to its declaration of a Suspension Period and of the expiration of the relevant Suspension Period (a “Suspension Notice”). If the filing of any Demand Registration is suspended or an Underwritten Shelf Takedown is delayed pursuant to this Section 2(e), once the Suspension Period ends, any Qualified Holder may request a new Demand Registration or a new Underwritten Shelf Takedown (and such request shall not be counted as an additional Underwritten Shelf Takedown or Demand Registration for purposes of either Section 2(a)(iv) or Section 2(b)(i)). The Company shall not include any material non-public information in the Suspension Notice and or otherwise provide such information to a Holder unless specifically requested by a Holder in writing. A Holder shall not effect any sales of the Registrable Securities pursuant to a Registration Statement at any time after it has received a Suspension Notice and prior to receipt of an End of Suspension Notice. Holders may recommence effecting sales of the Registrable Securities pursuant to a Registration Statement following further written notice from the Company to such effect (an “End of Suspension Notice”), which End of Suspension Notice shall be given by the Company to the Holders with Registrable Securities included on any suspended Registration Statement and counsel to the Holders, if any, promptly (but in no event later than two (2) Business Days) following the conclusion of any Suspension Event. Notwithstanding any provision herein to the contrary, if the Company gives a Suspension Notice with respect to any Registration Statement pursuant to this Section 2(e), the Company agrees that it shall (i) extend the period which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice; and (ii) provide copies of any supplemented or amended prospectus necessary to resume sales, if requested by any Holder; provided that such period of time shall not be extended beyond the date that there are no longer Registrable Securities covered by such Registration Statement.

(f) Required Information. In addition to any other information required pursuant to Section 2(a)(ii), and notwithstanding anything to the contrary contained herein, the Company may require each Holder of Registrable Securities as to which any Registration Statement is being filed or sale is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing (provided that such information shall be subject to Section 3(v)), and the Company may exclude from such registration or sale the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time after receiving such request or who does not consent to the inclusion in a Registration Statement or Prospectus related to such registration or sale of such information related to such Holder that is required by the rules and regulations of the Commission. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement, the Securities Act, the Exchange Act and any state securities or “blue sky” laws.

(g) Other Registration Rights Agreements. The Company represents and warrants to each Holder that, as of the date of this Agreement, except for the Existing Registration Rights Agreements, it has not entered into any agreement with respect to any of its securities granting any registration rights to any Person with respect to the Registrable Securities. The Company will not enter into on or after the date of this Agreement, unless this Agreement is modified or waived as provided in Section 7(c), any agreement that is inconsistent with the rights granted to the Holders with respect to Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof, in each case, in any material respect. Other than as set forth in this Agreement, if the Company enters into any agreement that would allow any holder of Company Ordinary Shares or other Capital Stock of the Company to include such Capital Stock in any Registration Statement of the Company on a basis more favorable than the rights of the Holders under this Agreement (as determined in good faith by the Company), this Agreement shall be automatically amended to provide for such more favorable terms and, to the extent the Company enters into any agreement that would allow any holder of Company Ordinary Shares or other Capital Stock of the Company to include such Capital Stock in any Registration Statement or Underwritten Shelf Takedown under Section 2(a) or 2(b) of this Agreement, such other agreement shall similarly provide for the Holders to have reciprocal rights with respect to any demand registrations or underwritten offerings thereunder.

(h) Cessation of Registration Rights. All registration rights granted under this Section 2 shall continue to be applicable with respect to any Holder until such time as such Holder no longer holds any Registrable Securities.

(i) Confidentiality. Each Holder agrees that such Holder shall treat as confidential the receipt of a Demand Notice, Shelf Takedown Notice, Piggyback Notice or Suspension Notice and shall not disclose or use the information contained in any such notice, or the existence of such notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

3. Registration Procedures. If and whenever registration of Registrable Securities is required pursuant to this Agreement, subject to the express terms and conditions set forth in this Agreement, the procedures to be followed by the Company and each participating Holder to register the sale of Registrable Securities pursuant to a Registration Statement, and the respective rights and obligations of the Company and such Holders with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:

(a) The Company will (i) prepare and file a Registration Statement or a prospectus supplement, as applicable, with the Commission (within the time period specified in Section 2(a) or Section 2(b), as applicable, in the case of a Shelf Registration, an Underwritten Shelf Takedown or a Demand Registration) which Registration Statement (A) shall be on a form selected by the Company for which the Company qualifies, (B) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution, and (C) shall comply as to form in all material respects with the requirements of the applicable form and include and/or incorporate by reference all financial statements required by the Commission to be filed therewith, and (ii) use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the periods provided under Section 2(a) or Section 2(b), as applicable, in the case of a Shelf Registration Statement or a Demand Registration Statement. The Company will furnish to any Qualified Holder named as a selling shareholder (or selling shareholders) therein, any counsel designated by such Qualified Holder, counsel for the Holders of a Majority of Included Registrable Securities (selected as provided herein) and the managing underwriter or underwriters (selected as provided herein) of an underwritten Public Offering of Registrable Securities, if applicable, copies of all substantive correspondence from the Commission received in connection with such Public Offering, subject in each case to such foregoing Persons entering into a customary confidentiality agreement with respect thereto if requested by the Company. The Company will (I) at least two (2) Business Days (or such shorter period as shall be reasonably practicable under the circumstances) prior to the anticipated filing of the Shelf Registration Statement, a Demand Registration Statement or any related Prospectus or any amendment or supplement thereto, or before using any Issuer Free Writing Prospectus, furnish to any Qualified Holder named as a selling shareholder (or selling shareholders) therein, any counsel designated by such Qualified Holder and counsel for the Holders of a Majority of Included Registrable Securities (selected as provided herein) and the managing underwriter or underwriters (selected as provided herein) of an underwritten Public Offering of Registrable Securities, if applicable, copies of all such documents proposed to be filed (subject in each case to such foregoing Persons entering into a customary confidentiality agreement with respect thereto if requested by the Company), (II) use its commercially reasonable efforts to address in each such document prior to being so filed with the Commission such comments as any of the foregoing Persons reasonably shall propose and (III) without limiting the Company’s rights under Section 2(f), not include in any Registration Statement or any related Prospectus or any amendment or supplement thereto information regarding a participating Holder to which a participating Holder reasonably objects; provided, however, the Company shall not be required to provide copies of any amendment or supplement filed solely to incorporate in any Form S-1 (or other form not providing for incorporation by reference) any filing by the Company under the Exchange Act or any amendment or supplement filed for the purpose of adding additional selling shareholders thereunder.

(b) The Company will as promptly as reasonably practicable prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as (A) may be reasonably requested by any Holder of Registrable Securities covered by such Registration Statement necessary to permit such Holder to sell in accordance with its intended method of distribution, to the extent consistent such intended method of distribution is consistent with Exhibit B hereto, or (B) may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for the periods provided under Section 2(a) or Section 2(b), as applicable, in accordance with the intended method of distribution.

(c) The Company will make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any Public Offering covered thereby) within the deadlines specified by the Securities Act.

(d) The Company will notify each Holder of Registrable Securities named as a selling shareholder in any Registration Statement and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, (i) as promptly as reasonably practicable when any Registration Statement or post-effective amendment thereto has been declared effective; (ii) of the issuance or threatened issuance by the Commission or any other governmental or regulatory authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement covering any or all of the Registrable

Securities or the initiation or threatening of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; or (iv) of the discovery that, or upon the happening of any event the result of which, such Registration Statement or Prospectus or Issuer Free Writing Prospectus relating thereto or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement in any material respect or omits any material fact necessary to make the statements in the Registration Statement or the Prospectus or Issuer Free Writing Prospectus relating thereto (in the case of a Prospectus or an Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, or when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement or Prospectus, or if, for any other reason, it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act, correct such misstatement or omission or effect such compliance.

(e) Upon the occurrence of any event contemplated by Section 3(d)(iv), as promptly as reasonably practicable, the Company will (x) prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or to the applicable Issuer Free Writing Prospectus, (y) furnish, if requested, a reasonable number of copies of such supplement or amendment to the selling Holders, their counsel and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, and (z) file such supplement, amendment and any other required document with the Commission so that, as thereafter delivered to the purchasers of any Registrable Securities, such Registration Statement, such Prospectus or such Issuer Free Writing Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or an Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, and such Issuer Free Writing Prospectus shall not include information that conflicts with information contained in the Registration Statement or Prospectus, in each case such that each selling Holder can resume disposition of such Registrable Securities covered by such Registration Statement or Prospectus. Following receipt of notice of any event contemplated by Section 3(d)(ii) through (iv), a Holder shall suspend sales of the Registrable Securities pursuant to such Registration Statement and shall not resume sales until such time as it has received written notice from the Company to such effect. The Company shall provide any supplemented or amended prospectus necessary to resume sales, if requested by any Holder.

(f) The Company will use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any stop order or other order suspending the effectiveness of a Registration Statement or the use of any Prospectus filed pursuant to this Agreement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable, or if any such order or suspension is made effective during any Suspension Period, as promptly as practicable after the Suspension Period is over.

(g) During the Effectiveness Period or the Shelf Period, as applicable, the Company will furnish to each selling Holder, its counsel and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, upon their request, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such selling Holder or underwriter (including those incorporated by reference) promptly after the filing of such documents with the Commission.

(h) The Company will promptly deliver to each selling Holder and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, without charge, as many copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any Issuer Free Writing Prospectus)), all exhibits and other documents filed therewith and such other documents as such selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such selling Holder or underwriter, and upon request, subject to any confidentiality undertaking as the Company shall reasonably request, a copy of any and all transmittal letters or other correspondence to or received from the Commission or any other governmental authority relating to such offer. Subject to Section 2(e) hereof, the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any applicable underwriter in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(i) [Reserved.]

(j) The Company will cooperate with the Holders and the underwriter or managing underwriter of an underwritten Public Offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates or book-entry statements representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates or book-entry statements shall be free of all restrictive legends, indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders or the underwriter or managing underwriter of an underwritten Public Offering, as applicable, may reasonably request and instruct any transfer agent and registrar of Registrable Securities, if any, may request. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon the sale by any Holder or the underwriter or managing underwriter of an underwritten Public Offering of Registrable Securities, if any, of such Registrable Securities under the Registration Statement and to release any stop transfer orders in respect thereof. At the request of any Holder or the managing underwriter, if any, the Company will promptly deliver or cause to be delivered an opinion or instructions to the transfer agent in order to allow the Registrable Securities to be sold from time to time free of all restrictive legends.

(k) Notwithstanding anything to the contrary contained herein, the right of any Holder to include such Holder’s Registrable Securities in an underwritten offering shall be conditioned upon (x) such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein, (y) such Holder entering into customary agreements, including an underwriting agreement in customary form and sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders entitled to select the managing underwriter or managing underwriters hereunder (provided that (I) any such Holder shall not be required to make any representations or warranties to the Company or the underwriters (other than (A) representations and warranties regarding (1) such Holder’s ownership of its Registrable Securities to be sold or transferred, (2) such Holder’s power and authority to effect such transfer, (3) such matters pertaining to compliance with securities laws as may be reasonably requested by the Company or the underwriters, (4) the accuracy of information concerning such Holder as provided by or on behalf of such Holder, and (5) any other representations required to be made by the Holder under applicable law, and (B) such other representations, warranties and other provisions relating to such Holder’s participation in such Public Offering as may be reasonably requested by the underwriters)) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Section 6(b) hereof, or to the underwriters with respect thereto, except to the extent of the indemnification being given to the underwriters and their controlling Persons in Section 6(b) hereof and (II) the aggregate amount of the liability of such Holder in connection with such offering shall not exceed such Holder’s net proceeds from the disposition of such Holder’s Registrable Securities in such offering and (z) such Holder completing and executing all questionnaires, powers of attorney, custody agreements and other documents reasonably required under the terms of such underwriting arrangements or by the Company in connection with such underwritten Public Offering.

(l) The Company agrees with each Holder that, in connection with any underwritten Public Offering (including an Underwritten Shelf Takedown), the Company shall: (i) enter into and perform under such customary agreements (including underwriting agreements in customary form, including customary representations and warranties and provisions with respect to indemnification and contribution) and (ii) take all such other actions as the Holders of a Majority of Included Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and provide reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and analyst or investor presentations and such other selling or other informational meetings organized by the underwriters, if any (taking into account the needs of the Company’s businesses and the responsibilities of such officers with respect thereto). The Company and its management shall not be required to participate in any marketing effort that lasts longer than five (5) Business Days.

(m) The Company will use commercially reasonable efforts to obtain for delivery to the underwriter or underwriters of an underwritten Public Offering of Registrable Securities (i) a signed counterpart of one or more comfort letters from independent public accountants of the Company in customary form and covering such matters of the type customarily covered by comfort letters and (ii) an opinion or opinions from counsel for the Company (including any local counsel reasonably requested by the underwriters) dated the date of the closing under the underwriting agreement, in customary form, scope and substance, covering the matters customarily covered in opinions requested in sales of securities in an underwritten Public Offering, which opinions shall be reasonably satisfactory to such underwriters and their counsel.

(n) The Company will (i) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement and provide and enter into any reasonable agreements with a custodian for the Registrable Securities and (ii) no later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities.

(o) The Company will cooperate with each Holder of Registrable Securities and each underwriter or agent, if any, participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

(p) The Company will, upon reasonable notice and at reasonable times during normal business hours, make available for inspection by a representative appointed by the Holders of a Majority of Included Registrable Securities, counsel selected by such Holders in accordance with this Agreement, any underwriter participating in any disposition pursuant to such registration, as applicable, and any other attorney or accountant retained by such underwriter, all financial and other records and pertinent corporate documents of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or Underwritten Shelf Takedown, as applicable, and make themselves available at mutually convenient times to discuss the business of the Company and other matters reasonably requested by any such Holders, sellers, underwriter or agent thereof in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility with respect to such Registration Statement or offering, as applicable (any information provided under this Section 3(p), “Due Diligence Information”), subject in each case to the foregoing persons entering into customary confidentiality and non-use agreements with respect to any confidential information of the Company. The Company shall not provide any Due Diligence Information to a Holder unless such Holder explicitly requests such Due Diligence Information in writing.

(q) The Company will comply with all applicable rules and regulations of the Commission, the Trading Market, FINRA and any state securities authority, and make available to each Holder, as soon as reasonably practicable after the effective date of the Registration Statement, an earnings statement covering at least twelve (12) months but not more than eighteen 18 months beginning with the first (1st) full calendar month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder (or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule).

(r) The Company will ensure that any Issuer Free Writing Prospectus utilized in connection with any Prospectus complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, and is retained in accordance with the Securities Act to the extent required thereby.

(s) Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or used or refer to, any Free Writing Prospectus without the prior written consent of the Company and, in connection with any underwritten Public Offering, the underwriters.

(t) Following the listing of the Company Ordinary Shares, if any, the Company will use commercially reasonable efforts to cause the Registrable Securities of the same class, to the extent any further action is required, to be similarly listed and to maintain such listing until such time as the securities cease to constitute Registrable Securities.

(u) The Company shall, if such registration for an underwritten Public Offering is pursuant to a Registration Statement on Form S-3 or any similar short-form registration, include in such Registration Statement such additional information for marketing purposes as the managing underwriter(s) reasonably request(s).

(v) The Company shall hold in confidence and not use or make any disclosure of information concerning a Holder provided to the Company without such Holder’s consent, unless the Company reasonably determines (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement known to the Company. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means or otherwise determining that any such disclosure is required under the foregoing clauses (i) through (iii), to the extent permitted by applicable law, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(w) The Company agrees that nothing in this Agreement shall prohibit the Holders, at any time and from time to time, from selling or otherwise transferring Registrable Securities pursuant to a private placement or other transaction which is not registered pursuant to the Securities Act.

(x) Notwithstanding anything to the contrary in this Agreement, any Holder may make a written election (an “Opt-Out Election”) to no longer receive from the Company any Demand Notice, Shelf Takedown Notice, Piggyback Notice or Suspension Notice (other than a Suspension Notice with respect to a Registration Statement as to which such Holder’s Registrable Securities are, or have been requested to be, included in) (each, a “Covered Notice”), and, following receipt of such Opt-Out Election, the Company shall not be required to, and shall not, deliver any such Covered Notice to such Holder from the date of receipt of such Opt-Out Election and such Holder shall have no right to participate in any Registration Statement or Public Offering as to which such Covered Notices pertain. An Opt-Out Election shall remain in effect until it has been revoked in writing and received by the Company. A Holder who previously has given the Company an Opt-Out Election may revoke such election at any time in writing, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Elections.

(y) For so long as the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will file, in a timely manner, all reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act but is not required to file such reports, it will, upon the request of any Holder, make publicly available such information), and, whether or not the Company is then subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will make and keep public information available, as those terms are understood and defined in Rule 144, and take such further action as any Holder may reasonably request so as to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of a Holder, the Company will deliver to such Holder a written statement that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act.

(z) (i) Until such time as the Company Ordinary Shares are registered under Section 12(b) or Section 12(g) of the Exchange Act, the Company covenants that it will file, and (ii) thereafter at any time when the Company is not required to make such filings by the rules and regulations of the Commission, the Company covenants that it will use commercially reasonable efforts to file, in each case with the Commission in a timely manner (which shall include any extensions obtained or any applicable grace periods) to the extent such filings are accepted by the Commission, all quarterly and annual reports and current reports on Form 8-K that would be required to be filed with the Commission pursuant to Section 13 of the Exchange Act if the Company were required to file under such section as a non-accelerated filer; provided, that in the case of current reports on Form 8-K, any such filing shall be made within five (5) Business Days of when such filing would otherwise be required to be made with the Commission. In addition, the Company will make such information available to prospective purchasers of the Registrable Securities, securities analysts and broker-dealers who request it in writing (it being understood that the availability of such information or reports on the Commission’s EDGAR system shall satisfy this requirement).

4. Registration Expenses. Except as otherwise contained herein, the Company shall bear all reasonable Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any Demand Registration, Shelf Registration, Shelf Takedown Request or Piggyback Registration (excluding any Selling Expenses), whether or not any Registrable Securities are sold pursuant to a Registration Statement. Each Holder shall pay any Selling Expenses applicable to the sale or disposition of such Holder’s Registrable Securities pursuant to any Demand Registration Statement or Piggyback Offering, or pursuant to any Shelf Registration Statement under which such selling Holder’s Registrable Securities were sold, and any other fees and expenses not constituting Registration Expenses in proportion to the amount of such selling Holder’s shares of Registrable Securities sold in any offering under such Demand Registration Statement, Piggyback Offering or Shelf Registration Statement.

5. Lock-Up Agreements.

(a) Holder Lock-Up. In connection with any underwritten Public Offering of Company Ordinary Shares expected to result in gross proceeds of at least $75,000,000, if requested by (i) the managing underwriters of such Public Offering and (ii) the Company, in the case of a Company-initiated Public Offering, or the Holders of a Majority of Included Registrable Securities, in the case of any Underwritten Shelf Takedown or Underwritten Demand pursuant to Section 2(a) or 2(b), each Holder of Registrable Securities participating in such Public Offering and, if requested by the managing underwriters of such Public Offering, each other Holder of Registrable Securities shall enter into a customary lock-up agreement with the managing underwriters of such Public Offering to not make any sale or other disposition of any of the Company’s Capital Stock owned by such Holder (a “Lock-Up Agreement”); provided that all executive officers and directors of the Company and the Holders requesting such Lock-Up Agreements are bound by and have entered into substantially similar Lock-Up Agreements; provided, further, that nothing herein shall prevent any Holder from making a distribution of Registrable Securities to any of its partners, members or stockholders thereof or a transfer of Registrable Securities to an Affiliate that is otherwise in compliance with the applicable securities laws, so long as such distributees or transferees, as applicable, agree to be bound by the restrictions set forth in this Section 5(a); provided, further, that the foregoing provisions shall only be applicable to the Holders if all shareholders, officers and directors are treated similarly with respect to any release prior to the termination of the lock-up period such that if any such persons are released, then all Holders shall also be released to the same extent on a pro rata basis. The Company may impose stop-transfer instructions with respect to the shares of Capital Stock (or other securities) subject to the restrictions set forth in this Section 5(a) until the end of the applicable period of the Lock-Up Agreement. The provisions of this Section 5(a) shall cease to apply to such Holder once such Holder no longer beneficially owns any Registrable Securities.

(b) Lock-Up Agreements. The Lock-Up Agreement shall provide that, unless the underwriters managing such underwritten Public Offering otherwise agree in writing, such Holder shall not (A) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any Capital Stock of the Company (including Capital Stock of the Company that may be deemed to be owned beneficially by such Holder in accordance with the rules and regulations of the Commission) (collectively, “Equity Securities”), (B) enter into a transaction which would have the same effect as described in clause (A) above, or (C) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Equity Securities, whether such transaction is to be settled by delivery of such Equity Securities, in cash or otherwise, in each case commencing on the date requested by the managing underwriters (which shall be no earlier than seven (7) days prior to the anticipated “pricing” date for such Public Offering) and continuing to the date that is ninety (90) days following the date of the final prospectus for such Public Offering (a “Holdback Period”).

(c) Company Lock-Up. In connection with any underwritten Public Offering, and upon the reasonable request of the managing underwriters, the Company shall: (i) agree to a customary lock-up provision applicable to the Company in an underwriting agreement as reasonably requested by the managing underwriters during any Holdback Period; and (ii) cause each of its executive officers and directors to enter into Lock-Up Agreements, in each case, in customary form and substance, and with exceptions that are customary, for an underwritten Public Offering of such type and size.

6. Indemnification.

(a) The Company shall indemnify, defend and hold harmless each Holder, its partners, shareholders, equityholders, general partners, limited partners, managers, members, and Affiliates and each of their respective officers and directors and any Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and any agent or employee of any of the foregoing (collectively, “Holder Indemnified Persons”), and any underwriter that facilitates the sale of the Registrable Securities and any Person who controls such underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and investigation and reasonable attorneys’, accountants’ and experts’ fees, whether or not the Indemnified Person is a party to any Proceeding) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all Proceedings, whether civil, criminal, administrative or investigative, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, Prospectus, preliminary prospectus, road show, as defined in Rule 433(h)(4) under the Securities Act (a “road show”), or in any summary or final prospectus or Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any documents incorporated by reference in any of the foregoing or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary, in the case of any Prospectus, preliminary prospectus, road show or Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state or common law rule or regulation relating to action or inaction in connection with any Company-provided information in such registration, disclosure document or related document or report, and the Company will reimburse such Indemnified Person for any legal or other documented expenses reasonably incurred by it in connection with investigating or defending any such Proceeding; provided, however, that the Company shall not be liable to any Indemnified Person to the extent that any such Losses arise out of, are based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or Issuer Free Writing Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Person specifically for use in the preparation thereof.

(b) In connection with any Registration Statement filed by the Company pursuant to Section 2 hereof in which a Holder has registered for sale its Registrable Securities, each such selling Holder agrees (severally and not jointly) to indemnify, defend and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, Affiliates, employees, members, managers, agents and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and any agent or employee of any of the foregoing (together with Holder Indemnified Persons, collectively, “Indemnified Persons”), from and against any Losses resulting from (i) any untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered, Prospectus, preliminary prospectus, road show, Issuer Free Writing Prospectus, or any amendment thereof or supplement thereto or any documents incorporated by reference therein, or (ii) any omission to state therein a material fact required to be stated therein or necessary, in the case of any Prospectus, preliminary prospectus, road show, Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by or on behalf of such selling Holder to the Company specifically for inclusion therein and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds (after deducting underwriters’ discounts, fees and commissions) received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation less any amounts paid (including such Holder’s share of any other Selling Expenses) by such Holder in connection with such sale and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.

(c) Any Indemnified Person shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification under this Section 6 (provided that any delay or failure to so notify the Person obligated to indemnify the Indemnified Person with respect to such claim (the “indemnifying party”) shall not relieve the indemnifying party of its obligations hereunder except to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure). The indemnifying party shall be entitled to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided, however, that any Indemnified Person shall have the right to select and employ its own counsel (and one local counsel in each relevant jurisdiction), and the indemnifying party shall bear the reasonable documented fees, costs and expenses of such separate counsel if (A) the Indemnified Person has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other Indemnified Persons that are different from or in addition to those available to the indemnifying party; (B) in the reasonable judgment of any such Indemnified Person (based upon advice of its counsel) a conflict of interest may exist between such Indemnified Person and the indemnifying party with respect to such claims; (C) the indemnifying party shall not have employed counsel satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action; (D) the indemnifying party shall authorize the Indemnified Person to employ separate counsel at the expense of the indemnifying party; or (E) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Indemnified Person and employ counsel reasonably satisfactory to such Indemnified Person. An indemnifying party shall not be liable under this Section 6(c) to any Indemnified Person regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Person is an actual or potential party to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed. No action may be settled without the written consent of the Indemnified Person, which consent shall not be unreasonably withheld, conditioned or delayed, provided that the consent of the Indemnified Person shall not be required if (A) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such settlement, (B) such settlement provides for the payment by the indemnifying party of money as the sole relief for such action, and (C) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 6(c), in connection with any Proceeding or related Proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time.

(d) In the event that the indemnity provided in Section 6(a) or Section 6(b) above is unavailable to or insufficient to hold harmless an Indemnified Person for any reason, then each applicable indemnifying party agrees to contribute to the aggregate Losses (including reasonable costs of preparation and investigation and reasonable attorneys’, accountants’ and experts’ fees, whether or not the Indemnified Person is a party to any Proceeding) to which such indemnifying party may be subject in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and by the Indemnified Person on the other from the Public Offering of the Company Ordinary Shares; provided, however, that the maximum amount of liability in respect of such contribution shall be limited in the case of any Holder to the net proceeds (after deducting underwriters’ discounts, fees and commissions and other Selling Expenses) received by such Holder in connection with such registration. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the Indemnified Person on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Parties agree that it would not be just and equitable if contribution pursuant to Section 6(d) were determined by pro rata allocation (even if the Holders of Registrable Securities or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in Section 6(d). The amount paid or payable by an Indemnified Person as a result of the Losses referred to above in Section 6(d) shall be deemed to include any reasonable legal or other reasonable documented out-of-pocket expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim.

(f) Notwithstanding the provisions of Section 6(d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(g) For purposes of Section 6(d), each Person who controls any Holder, agent or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and each director, officer, employee and agent of any such Holder, agent or underwriter, shall have the same rights to contribution as such Holder, agent or underwriter, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each officer and director of the Company shall have the same rights to contribution as the Company subject in each case to the applicable terms and conditions of this Section 6(g).

(h) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling Persons referred to in this Section 6 hereof, and will survive the transfer of Registrable Securities.

(i) The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

7. Miscellaneous.

(a) Specific Performance; Remedies. Each Party acknowledges and agrees that the other Parties would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached and each Party further agrees that it shall not oppose any such demand for specific performance on the basis that monetary damages are available. Accordingly, the Parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies. The Parties agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate and shall waive any requirement for the posting of a bond or other security.

(b) Discontinued Disposition. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (iv) of Section 3(d) or the occurrence of a Suspension Period, such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this Section 7(b). In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or is advised in writing by the Company that the use of the Prospectus may be resumed.

(c) Amendments. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only with (i) the prior written consent of the Company and (ii) the affirmative vote of Holders of a Majority of Registrable Securities; provided that (1) in no event shall the obligations of any Holder of Registrable Securities be increased or the rights of any Holder be materially adversely affected (without similarly increasing or adversely affecting the rights of all Holders), except with the written consent of such Holder; (2) Section 3(y) shall not be amended except with the affirmative vote of Holders of 75% of Registrable Securities; (3) any amendment, modification or waiver that would adversely affect in any respect (other than in de minimis respects) the rights or obligations of any Holder (or group of Holders relative to other Holders) without similarly and proportionally affecting the rights or obligations hereunder of all other Holders (for the avoidance of doubt, without giving effect to any Holder’s specific holdings of Registerable Securities, specific tax or economic position, any other matters personal to a Holder or any rights given to Holder s owning a certain level of Registrable Securities and not, in each case, such affected Holder specifically), shall not be effective as to such Holder without such Holder’s prior written consent; and (4) to the extent any waiver, amendment, modification or termination has the purpose or effect of (x) delaying the requirement that the Company file a Shelf Registration Statement or cause the Shelf Registration Statement to be declared effective, in each case, until a date that is ninety (90) days or more from the applicable due date with respect thereto or (y) modifying or amending the requirement that the Company keep the Shelf Registration Statement effective, such amendment, modification or termination must be approved by all Holders of Registrable Securities hereunder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

(d) Waivers. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any such prior or subsequent occurrence. Neither the failure nor any delay on the part of any Party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

(e) Termination and Effect of Termination. This Agreement shall terminate with respect to each Holder when such Holder no longer holds any Registrable Securities and will terminate in full when no Holder holds any Registrable Securities, except for the provisions of Section 6, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 6 shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.

(f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile (with confirmation of delivery) or electronic mail in PDF or similar electronic or digital format (with confirmation of receipt) at or prior to 5:00 p.m. (New York time) on a Business Day in the place of receipt, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile (with confirmation of delivery) or electronic mail in PDF or similar electronic or digital format (with confirmation of receipt) later than 5:00 p.m. (New York time) on any date and at or prior to 11:59 p.m. (New York time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service and (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows (or at such other address as shall be given in writing by any Party to the other Parties):

If to the Company:

Noble Corporation

13135 Dairy Ashford Road, Suite 800

Sugar Land, TX 77478

Attention: William Turcotte

E-Mail: wturcotte@noblecorp.com

If to any other Person who is then a Holder, to the address of such Holder as it appears on the signature pages hereto or such other address as may be designated in writing hereafter by such Person.

(g) Successors and Assigns; Transfers; New Issuances. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors and legal representatives. Each of A.P. Moller Og Hustru Chastine Mc-Kinney Mollers Familiefond and Den A.P. Mollerske Stottefond shall be entitled to become a Holder hereunder by executing and delivering to the Company a joinder agreement in substantially the form attached hereto as Exhibit A agreeing to become subject to and bound by the terms of this Agreement. The rights of a Holder hereunder may be transferred, assigned, or otherwise conveyed on a pro rata basis in connection with any transfer, assignment, or other conveyance of Registrable Securities to any transferee or assignee; provided that all of the following additional conditions are satisfied with respect to any transfer, assignment or conveyance of rights hereunder: (i) such transfer or assignment is made in compliance with the Securities Act, any other applicable securities or “blue sky” laws, or rules or regulations promulgated by FINRA, and the terms and conditions of the organizational documents of the Company; (ii) such transferee or assignee shall have delivered to the Company a joinder agreement in substantially the form attached hereto as Exhibit A agreeing to become subject to and bound by the terms of this Agreement; and (iii) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee, identifying the Registrable Securities with respect to which such rights are being transferred or assigned and the total number of Registrable Securities and other Capital Stock of the Company beneficially owned by such transferee or assignee. Notwithstanding any other provision of this Agreement to the contrary, the Company shall not transfer or assign its rights or obligations hereunder without the prior written consent of each Holder.

(h) Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by, and construed in accordance with, the laws of the State of New York.

(i) Submission to Jurisdiction. Each of the Parties, by its execution of this Agreement, (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the state courts sitting in the State of New York, County of New York for the purpose of any Proceeding arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its Subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such Proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any Proceeding arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such Proceeding to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such Proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 7(f) hereof is reasonably calculated to give actual notice.

(j) Waiver of Venue. The Parties irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, (i) any objection that they may now or hereafter have to the laying of venue of any Proceeding arising out of or relating to this Agreement in any court referred to in Section 7(i) and (ii) the defense of an inconvenient forum to the maintenance of such Proceeding in any such court.

(k) WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY EXPRESSLY WAIVES ITS RIGHT TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER

AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS AND PROCEEDINGS THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY REPRESENTS THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND WITH THE ADVICE OF COUNSEL HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS SECTION 7(k).

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and supersedes any and all prior or contemporaneous discussions, agreements and understandings, whether oral or written, that may have been made or entered into by or among any of the Parties or any of their respective Affiliates relating to the transactions contemplated hereby.

(n) Execution of Agreement. This Agreement may be executed and delivered (by facsimile, by electronic mail PDF or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.

(o) Determination of Ownership. In determining ownership of Company Ordinary Shares hereunder for any purpose, the Company may rely solely on the records of the transfer agent for the Company Ordinary Shares, other Capital Stock from time to time, or, if no such transfer agent exists, the Company’s ledger.

(p) Headings; Section References. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(q) No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Holders may be partnerships or limited liability companies, each of the Holders and the Company agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Company’s or the Holder’s former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, Representatives, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Party” and collectively, the “Related Parties”), in each case other than the Company, the current or former Holders or any of their respective assignees under this Agreement, whether by the enforcement of any assessment or by any legal or equitable Proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of the Company or the Holders under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 7(q) shall relieve or otherwise limit the liability of the Company or any current or former Holder, as such, for any breach or violation of its obligations under this Agreement or such agreements, documents or instruments.

(r) Descriptive Headings; Interpretation; No Strict Construction. Unless the context requires otherwise: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (ii) references to Sections, paragraphs and clauses refer to Sections, paragraphs and clauses of this Agreement; (iii) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; (iv) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (v) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (vi) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (vii) references to any law or statute shall be deemed to refer to such law or statute as amended or supplemented from time to time and shall include all rules and regulations and forms promulgated thereunder, and references to any law, rule, form or statute shall be construed as including any legal and statutory provisions, rules or forms consolidating, amending, succeeding or replacing the applicable law, rule, form or statute; (viii) references to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; (ix) references to any Person include such Person’s successors and permitted assigns; (x) references to “days” are to calendar days unless otherwise indicated; and (xi) references to “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Each of the Parties hereto acknowledges that each Party was actively involved in the negotiation and drafting of this Agreement and agrees that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any Party hereto because one is deemed to be the author thereof. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

(s) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the fullest extent set forth herein with respect to (i) the Company Ordinary Shares, (ii) any and all securities into which Company Ordinary Shares are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Company Ordinary Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to assume the obligations of the Company under this Agreement or enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

(t) Aggregation. All Registrable Securities owned or acquired by any Holder or its Affiliated entities or Persons (assuming full conversion, exchange and exercise of all convertible, exchangeable and exercisable securities into Registrable Securities) shall be aggregated together for the purpose of determining the availability of any right under this Agreement, and for purposes concerning any underwriting cutback provision, any such Holder and its Affiliates shall be deemed to be a single participating Holder, and any proportionate reduction with respect to such participating Holder shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such participating Holder.

(u) Further Assurances. Each of the Parties to this Agreement shall, and shall cause their Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and to give effect to the transactions contemplated hereby.

(v) No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties hereto (including any future parties pursuant to Section 7(g)) and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the date first written above.

NOBLE FINCO LIMITED

By:
Name:	[•]
Title:	[•]

HOLDERS

[•]

By:
Name:	[•]
Title:	[•]

[Signature Page to Registration Rights Agreement]

SCHEDULE I

Holders

APMH INVEST A/S, a company incorporated in Denmark with registration number 36 53 38 46 and whose registered office is Esplanaden 50, 1263 Copenhagen, Denmark

Schedule I

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date set forth below, to become a party to that certain Registration Rights Agreement (as amended, restated and modified from time to time, the “Agreement”) dated as of [•], 2021, by and among Noble Finco Limited, a private limited company formed under the laws of England and Wales (the “Company”), and the holders of the Company Ordinary Shares named therein, and for all purposes of the Agreement the undersigned will be included within the term “Holder” (as defined in the Agreement). The address, facsimile number and email address to which notices may be sent to the undersigned are as follows:

Address:

Facsimile No.:
Email:
Date:

[If entity]

[ENTITY NAME]

By:
Name:
Title:

[If individual]

Individual Name:

Exhibit A-1

EXHIBIT B

Form of Plan of Distribution1

The selling shareholders, or their pledgees, donees, transferees, or any of their successors in interest selling shares received from a named selling shareholder as a gift, partnership distribution or other permitted transfer after the date of the applicable prospectus (all of whom may be selling shareholders), may sell some or all of the securities covered by this prospectus from time to time on any stock exchange or automated interdealer quotation system on which our ordinary shares are listed, in the over-the-counter market, in privately negotiated transactions or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at prices otherwise negotiated. The selling shareholders may sell the securities by one or more of the following methods, without limitation:

•	block trades in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker or dealer as principal and resale by the broker or dealer for its own account pursuant to this prospectus;

•	an exchange distribution in accordance with the rules of any stock exchange on which our ordinary shares are listed;

•	ordinary brokerage transactions and transactions in which the broker solicits purchases;

•	privately negotiated transactions;

•	“at-the-market” offering transactions;

•	short sales, either directly or with a broker-dealer or affiliate thereof;

•	through the writing of options on the ordinary shares, whether or not the options are listed on an options exchange;

•	through loans or pledges of the ordinary shares to a broker-dealer or an affiliate thereof;

•

by entering into transactions with third parties who may (or may cause others to) issue securities convertible or exchangeable into, or the return of which is derived in whole or in part from the value of, our ordinary shares;

[1]	The Plan of Distribution will be appropriately modified in the event that any securities other than ordinary shares are offered for distribution in accordance with the terms of the Agreement.

Exhibit B-1

•	through the distribution by any selling shareholder to its partners, members or equity holders;

•	one or more underwritten offerings on a firm commitment or best efforts basis; and

•	any combination of any of these methods of sale.

For example, the selling shareholders may engage brokers and dealers, and any brokers or dealers may arrange for other brokers or dealers to participate in effecting sales of our ordinary shares. These brokers, dealers or underwriters may act as principals, or as an agent of a selling shareholder. Broker-dealers may agree with a selling shareholder to sell a specified number of ordinary shares at a stipulated price. If the broker-dealer is unable to sell the ordinary shares acting as agent for a selling shareholder, it may purchase as principal any unsold securities at the stipulated price. Broker-dealers who acquire ordinary shares as principals may thereafter resell the ordinary shares from time to time in transactions on any stock exchange or automated interdealer quotation system on which the ordinary shares are then listed, at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or in negotiated transactions. Broker-dealers may use block transactions and sales to and through broker-dealers, including transactions of the nature described above.

A selling shareholder may also enter into hedging and/or monetization transactions. For example, a selling shareholder may:

•

enter into transactions with a broker-dealer or affiliate of a broker-dealer or other third party in connection with which that other party will become a selling shareholder and engage in short sales of our ordinary shares under this prospectus, in which case the other party may use ordinary shares received from the selling shareholder to close out any short position;

•	sell short our ordinary shares under this prospectus and use ordinary shares held by the selling shareholder to close out any short position;

•

enter into options, forwards or other transactions that require the selling shareholder to deliver, in a transaction exempt from registration under the Securities Act, ordinary shares to a broker-dealer or an affiliate of a broker-dealer or other third party who may then become a selling shareholder and publicly resell or otherwise transfer ordinary shares under this prospectus;

•

loan or pledge ordinary shares to a broker-dealer or affiliate of a broker-dealer or other third party who may then become a selling shareholder and sell the loaned shares or, in an event of default in the case of a pledge, become a selling shareholder and sell the pledged shares, under this prospectus. As and when a selling shareholder takes such actions, the number of securities offered under this prospectus on behalf of such selling shareholder will decrease. The plan of distribution for that selling shareholder’s ordinary shares will otherwise remain unchanged; or

Exhibit B-2

•

enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by the selling shareholder or borrowed from the selling shareholder or others to settle those sales or to close out any related open borrowings of ordinary shares, and may use securities received from the selling shareholder in settlement of those derivatives to close out any related open borrowings of ordinary shares. The third party in such sale transactions may be an underwriter and, if applicable, will be identified as such in the applicable prospectus supplement (or a post-effective amendment).

The selling shareholders may also sell ordinary shares pursuant to Rule 144 under the Securities Act.

We do not know of any arrangements by the selling shareholders for the sale of our ordinary shares.

To the extent required under the Securities Act, the aggregate amount of selling shareholders’ ordinary shares being offered and the terms of the offering, the names of any agents, brokers, dealers or underwriters and any applicable commission with respect to a particular offer will be set forth in an accompanying prospectus supplement. Any underwriters, dealers, brokers or agents participating in the distribution of the ordinary shares may receive compensation in the form of underwriting discounts, concessions, commissions or fees from a selling shareholder and/or purchasers of selling shareholders’ ordinary shares for whom they may act (which compensation as to a particular broker-dealer might be in excess of customary commissions).

The selling shareholders and any underwriters, brokers, dealers or agents that participate in the distribution of the ordinary shares may be deemed to be “underwriters” within the meaning of the Securities Act, and any discounts, concessions, commissions or fees received by them and any profit on the resale of the ordinary shares sold by them may be deemed to be underwriting discounts and commissions.

The selling shareholders and other persons participating in the sale or distribution of the ordinary shares will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M. This regulation may limit the timing of purchases and sales of any of the ordinary shares by the selling shareholders and any other person. The anti-manipulation rules under the Exchange Act may apply to sales of ordinary shares in the market and to the activities of the selling shareholders and their affiliates. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of the ordinary shares to engage in market-making activities with respect to the particular ordinary shares being distributed for a period of up to five (5) Business Days before the distribution. These restrictions may affect the marketability of the ordinary shares and the ability of any person or entity to engage in market-making activities with respect to the ordinary shares.

Exhibit B-3

To the extent permitted by applicable law, this plan of distribution may be modified in a prospectus supplement or otherwise.

We agreed to register the ordinary shares under the Securities Act and to keep the registration statement of which this prospectus is a part effective for a specified period of time. We have also agreed to indemnify the selling shareholders against certain liabilities, including liabilities under the Securities Act. The selling shareholders have agreed to indemnify us in certain circumstances against certain liabilities, including liabilities under the Securities Act.

We will not receive any proceeds from sales of any ordinary shares by the selling shareholders.

We cannot assure you that the selling shareholders will sell all or any portion of the ordinary shares offered hereby. All of the foregoing may affect the marketability of the securities offered hereby.

Exhibit B-4